                                                                   EXHIBIT 10.10

                                                                  Execution Copy

                              COPYRIGHT ASSIGNMENT

         This Copyright Assignment is made and entered into by and between Borden, Inc., a Delaware corporation, (hereinafter "ASSIGNOR"), and Southern Foods Group, L.P., a Delaware limited partnership, (hereinafter "ASSIGNEE").

         WHEREAS, Assignor is the owner of the copyrights in the works described in Schedule A, copies of which have been registered with the U.S. Copyright Office (the "Works");

         WHEREAS Assignor desires to assign its rights, including copyright, in the Works to Assignee;

         NOW THEREFORE, in consideration for One Dollar ($1.00) and good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee hereby agree as follows:

         Assignor hereby assigns to Assignee all right, title, and interest in the Works, including copyright throughout the world (and any renewals and extensions of copyright), and all rights under copyright in all forms or media now or hereafter known, including the exclusive right to publish, perform, display, reproduce, print, distribute, and sell the Work, and to license exercise of any such rights, in the English language and all other languages, throughout the world, together with any Copyright Registrations therein. In the event that the Works are the subject of any copyright registrations, Assignee shall be responsible for recording the transfer of the rights under the copyright in conformity with United States law and the Universal Copyright Convention with the United States Copyright Office with respect to any such Copyright Registrations.

         IN WITNESS WHEREOF, the parties set forth their signatures hereto this 4th day of September, 1997.

                                           BORDEN, INC.



                                           By:  /s/  R. R. HALSEY
                                               ---------------------------------
                                           Its: V.P. Corporate Dev.
                                               ---------------------------------
Copyright Assignment - Page 1
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                                        ACCEPTED BY:

                                        SOUTHERN FOODS GROUP, L.P.
                                        By: SFG Management Limited Liability
                                        Company, its General Partner

                                        By: /s/  PATRICK K. FORD
                                           ----------------------------------
                                           Patrick K. Ford, Assistant Secretary





STATE OF New York   )
                    )
                    )
COUNTY OF New York  )




         BEFORE ME, on this day personally appeared Roy R. Halsey, known to me to be the person whose name is subscribed to the foregoing instrument on behalf of Borden, Inc. and acknowledged to me that he executed the same on behalf of the corporation as the VP Corp. Dev. - for the purposes and consideration therein expressed.

         Subscribed to and sworn to before me this 4th day of September, 1997.

                                        /s/ MARY ANN SURGOT
                                        -------------------------------------
                                        Notary Public in and for the
                                        State of New York

                                        Printed Name: Mary Ann Surgot
                                                      -----------------------

                                        My Commission Expires: 6/23/98
                                                              ---------------




Copyright Assignment - Page 2
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                                   SCHEDULE A

                                                                            TYPE OF
TITLE OF WORK                                      REGISTRATION #           MERCHANDISE
-------------                                      --------------           -----------
"Borden's Dutch Chocolate Drink"                   KK 90978                  Milk

"A wonderful new treat from Borden's! -            KK 115873                 Milk
Borden's Dutch chocolate flavored drink -
the finest imported dutch cocoa gives it the
most wonderful chocolate flavor! - It's rich
with real milk nourishment!"

"Borden's Golden Vanilla Ice Cream!***             KK 192302                 Ice Cream
Brings Back *** Memories"